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     Janus Olympus Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     5

          Statement of Operations ..............................     6

          Statement of Changes in Net Assets ...................     7

          Financial Highlights .................................     8

          Notes to Schedule of Investments .....................     9

          Notes to Financial Statements ........................    10

          Explanation of Charts and Tables .....................    13

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Olympus Fund (closed to new investors)

[PHOTO]
Claire Young
portfolio manager

Janus Olympus Fund lost 32.78% for the six months ended April 30, 2001, underperforming its benchmark, the S&P 500 Index, which was down 12.06%.(1)

I am deeply disappointed with the Fund's results during this period. The industry trends I thought had strong secular growth, particularly the emphasis on improving productivity by investing in information technology, were hampered by the volatility of the stock market and its impact on corporate capital spending. Many of the companies that had been the Fund's best performers became its worst.

Undoubtedly, the largest contributors to the Fund's decline were computing and telecommunications equipment stocks. Turmoil in the financial markets in November and December led to the shut-off of funding for new telecommunications and dot-com businesses. Without access to cheap capital, these firms ceased spending on telecommunications and computer equipment. Later, many new-economy companies began to fold when it became apparent that investors would no longer finance unprofitable business models, and that the Christmas retail season would not generate enough cash flow to continue operations.

Meanwhile, more-established firms also found the volatility unsettling enough to postpone capital expenditures until a clearer picture of the economy emerged. The rapidity of this spending freeze caught many of our holdings by surprise. For instance, Sun Microsystems, the top provider of network computing hardware and software, came under pressure on fears of weakening demand from its dot-com and telecommunications customers. As a result, we liquidated our position in Sun, but not before the stock negatively impacted the Fund. Leading communications and corporate networking-equipment maker Cisco Systems also suffered a severe stock price correction as the company began to see sluggish orders for new products. However, we still believe in the long-term growth prospects for internetworking equipment. On the other hand, we are less certain about how long it will take the industry to digest the bandwidth capacity built over the past few years. We therefore substantially cut our weighting in Cisco.

Even companies that experienced steady growth were caught in the downdraft. Storage networking and management software manufacturer VERITAS Software, for example, met its earnings expectations, yet its stock was hit because of the company's lack of visibility with regard to future demand. Nevertheless, we are maintaining a significant position in VERITAS on the conviction that storage-area network deployments will grow as corporations continue to generate enormous amounts of data. Juniper Networks, a leading provider of Internet Protocol (IP) infrastructure systems, also realized its revenue targets but was punished by concerns over decreased expenditures for telecommunications equipment. Even so, we remain confident in Juniper's ability to capitalize on the shift in spending from traditional voice to IP infrastructure.

In the face of declining stock portfolios and increasing layoffs, consumers stubbornly continued to spend, helping some of our investments resist the market downturn. Many of our retail holdings performed well during the period, particularly those less sensitive to economic slowdowns such as Kroger, the largest U.S. grocery store operator, and leading drug store chain Walgreens.
Businesses that typically enjoy slower, more stable growth than technology companies also gained. Consumer goods giant Colgate-Palmolive, best known for its toothpaste and personal care products, and Estee Lauder, the cosmetics and skincare firm, achieved consistent revenue and earnings growth and consequently outperformed the broader market.

Recognizing that our poor showing was due in large part to our relative overweighting in the telecommunications and technology sectors, I increased the breadth of the Fund during the past six months. Still, we are maintaining a healthy exposure to technology. In the end, I believe the better balance of industries will enable our holdings to participate in any improvement in capital spending, while diminishing the impact of a potentially prolonged slowdown.

Looking ahead, we continue to closely monitor the strength of corporate America. While the Federal Reserve has aggressively lowered interest rates to stimulate the economy, many of Wall Street's earnings expectations have nonetheless been dramatically reduced. Although we may not see immediate rewards, I firmly believe that our stock-by-stock analysis of companies will ultimately lead us to those that should perform well over the long term. However, the tenet of owning market-leading businesses with long-term growth potential and shareholder-friendly management teams remains the hallmark of this Fund.

Thank you for your investment in Janus Olympus Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                           Janus Olympus Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                82.8%              85.7%
  Foreign                                               12.6%              13.7%
    European                                             8.2%               9.8%
Top 10 Equities (% of Assets)                           25.6%              34.5%
Number of Stocks                                           62                 63
Cash, Cash Equivalents and
  Fixed-Income Securities                               17.2%              14.3%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Networking Products                                      5.9%               6.5%
Electronic Components
  - Semiconductors                                       5.3%               1.9%
Telecommunication Equipment                              4.7%               6.8%
Medical - Drugs                                          4.6%               5.8%
Cable Television                                         4.0%               0.9%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj (ADR)                                          3.4%               4.6%
VERITAS Software Corp.                                   3.4%               5.6%
Citigroup, Inc.                                          2.7%                 --
Walgreen Co.                                             2.7%               1.9%
Comcast Corp. - Special Class A                          2.6%               0.9%
NVIDIA Corp.                                             2.3%               0.6%
Tiffany & Co.                                            2.3%               0.8%
Juniper Networks, Inc.                                   2.2%               1.8%
Maxim Integrated Products, Inc.                          2.0%                 --
Pfizer, Inc.                                             2.0%               1.4%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 12/29/95*
(37.12)%           19.98%              23.53%

Janus Olympus Fund - $30,889
S&P 500 Index - $22,035

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($30,889) as compared to the S&P 500 Index ($22,035).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.8%
Aerospace and Defense - 1.4%
     805,745     Boeing Co. .................................    $    49,795,041
     217,660     General Dynamics Corp. .....................         16,777,233

                                                                      66,572,274

Applications Software - 0.5%
     350,950     Microsoft Corp.* ...........................         23,776,862

Broadcast Services and Programming - 2.3%
     800,000     Clear Channel Communications, Inc.* ........    $    44,640,000
   1,624,395     Grupo Televisa S.A. (GDR)* .................         61,775,742

                                                                     106,415,742

Cable Television - 4.0%
   2,748,565     Comcast Corp. - Special Class A* ...........        120,689,489
   1,405,065     Cox Communications, Inc. - Class A* ........         63,944,508

                                                                     184,633,997

See Notes to Schedule of Investments.

2  Janus Olympus Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 3.1%
       4,556     NTT DoCoMo, Inc.** .........................    $    93,675,793
   1,631,905     Vodafone Group PLC (ADR)** .................         49,414,083

                                                                     143,089,876

Computers - 0.7%
   1,305,480     Dell Computer Corp.* .......................         34,321,069

Computers - Integrated Systems - 0.5%
     583,240     Brocade Communications Systems, Inc.* ......         22,157,288

Computers - Memory Devices - 3.4%
   2,623,100     VERITAS Software Corp.* ....................        156,362,991

Cosmetics and Toiletries - 2.2%
     692,040     Colgate-Palmolive Co. ......................         38,650,434
   1,592,970     Estee Lauder Companies, Inc. - Class A .....         63,320,557

                                                                     101,970,991

Data Processing and Management - 0.2%
     205,985     Fiserv, Inc.* ..............................         11,399,210

Diversified Financial Services - 2.7%
   2,523,060     Citigroup, Inc. ............................        124,008,399

Diversified Operations - 2.0%
   1,905,070     General Electric Co. .......................         92,453,047

Electric - Generation - 1.7%
   1,628,840     AES Corp.* .................................         77,646,803

Electronic Components - Semiconductors - 5.0%
   2,184,230     Advanced Micro Devices, Inc.* ..............         67,711,130
   1,262,100     NVIDIA Corp.* ..............................        105,132,930
   1,239,800     Xilinx, Inc.* ..............................         58,853,306

                                                                     231,697,366

Finance - Investment Bankers/Brokers - 1.5%
     782,870     Goldman Sachs Group, Inc. ..................         71,319,457

Finance - Mortgage Loan Banker - 1.5%
     884,345     Fannie Mae .................................         70,977,530

Financial Guarantee Insurance - 0.9%
     652,785     MGIC Investment Corp. ......................         42,424,497

Food - Retail - 3.5%
   3,881,805     Kroger Co.* ................................         87,689,975
   1,346,115     Safeway, Inc.* .............................         73,094,045

                                                                     160,784,020

Hotels and Motels - 0%
      10,975     Four Seasons Hotels, Inc. ..................            648,732

Human Resources - 0%
      17,415     Manpower, Inc. .............................            563,375

Instruments - Scientific - 0.3%
     394,670     Applera Corp. - Applied Biosystems Group ...         12,653,120

Internet Brokers - 0.7%
   1,730,467     Charles Schwab Corp. .......................         34,263,247

Internet Security - 1.0%
     707,097     Check Point Software Technologies, Ltd.* ...         44,356,195

Medical - Biomedical and Genetic - 1.1%
   1,000,000     Genentech, Inc.* ...........................         52,500,000

Medical - Drugs - 4.6%
     657,595     Bristol-Myers Squibb Co. ...................    $    36,825,320
   2,198,315     Pfizer, Inc. ...............................         95,187,040
   1,544,240     Pharmacia Corp. ............................         80,701,982

                                                                     212,714,342

Medical - Hospitals - 1.3%
   1,314,480     Tenet Healthcare Corp.* ....................         58,678,387

Medical - Wholesale Drug Distributors - 1.8%
   1,205,835     Cardinal Health, Inc. ......................         81,273,279

Medical Instruments - 0.9%
     972,910     Guidant Corp.* .............................         39,889,310

Money Center Banks - 0.8%
     786,405     Bank of New York Company, Inc. .............         39,477,531

Motorcycle and Motor Scooter Manufacturing - 2.1%
   2,063,985     Harley-Davidson, Inc. ......................         95,129,069

Multimedia - 2.0%
   1,800,000     AOL Time Warner, Inc.* .....................         90,900,000

Networking Products - 5.1%
   3,811,800     Cisco Systems, Inc.* .......................         64,724,364
   1,707,580     Juniper Networks, Inc.* ....................        100,798,447
   1,922,810     ONI Systems Corp.* .........................         69,086,563

                                                                     234,609,374

Oil - Field Services - 1.4%
     959,985     Schlumberger, Ltd. .........................         63,647,005

Publishing - Newspapers - 1.8%
   2,034,200     New York Times Co. - Class A ...............         83,463,226

Publishing - Periodicals - 0.7%
   1,108,200     Wolters Kluwer N.V.** ......................         30,633,492

Retail - Discount - 2.0%
     874,310     Target Corp. ...............................         33,617,220
   1,158,740     Wal-Mart Stores, Inc. ......................         59,953,208

                                                                      93,570,428

Retail - Drug Store - 2.7%
   2,882,590     Walgreen Co. ...............................        123,317,200

Retail - Jewelry - 2.3%
   3,230,365     Tiffany & Co. ..............................        104,728,433

Semiconductor Components/Integrated Circuits - 2.2%
   1,868,790     Maxim Integrated Products, Inc.* ...........         95,495,169
     157,885     Vitesse Semiconductor Corp.* ...............          5,352,301

                                                                     100,847,470

Semiconductor Equipment - 3.2%
   1,299,430     Applied Materials, Inc.* ...................         70,948,878
   2,778,030     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         75,201,272

                                                                     146,150,150

Telecommunication Equipment - 4.7%
     900,000     Comverse Technology, Inc.* .................         61,650,000
   4,606,945     Nokia Oyj (ADR)** ..........................        157,511,450

                                                                     219,161,450

Telecommunication Equipment - Fiber Optics - 1.4%
     479,080     CIENA Corp.* ...............................         26,378,145
   1,722,870     JDS Uniphase Corp.* ........................         36,834,961

                                                                      63,213,106

See Notes to Schedule of Investments.

                                           Janus Olympus Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Services - 1.6%
   2,838,229     COLT Telecom Group PLC*,** .................    $    39,192,634
     500,000     COLT Telecom Group PLC (ADR)*,** ...........         27,250,000
     108,420     Time Warner Telecom, Inc. - Class A* .......          5,491,473

                                                                      71,934,107
--------------------------------------------------------------------------------
Total Common Stock (cost $3,324,382,158) ....................      3,820,333,447
--------------------------------------------------------------------------------
Corporate Bonds - 4.6%
Automotive - Cars and Light Trucks - 1.4%
$ 61,400,000     DaimlerChrysler N.A. Holdings Corp., 7.25%
                   company guaranteed notes, due 1/18/06 ....         63,088,500

Cellular Telecommunications - 0.3%
  19,350,000     Nextel Communications, Inc., 9.50%
                   senior notes, due 2/1/11+ ................         15,963,750

E-Commerce/Products - 0.4%
  29,525,000     Amazon.com, Inc., 0%
                   senior discount notes, due 5/1/08(OMEGA) .         17,715,000

Electronic Components - Semiconductors - 0.3%
  11,295,000     NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 .............................         13,102,200

Networking Products - 0.8%
  43,750,000     Juniper Networks, Inc., 4.75%
                   subordinated notes, due 3/15/07 ..........         35,164,062

Telecommunication Services - 0.4%
  12,400,000     Metromedia Fiber Network, Inc., 10.00%
                   senior notes, due 12/15/09 ...............          8,029,000
   9,225,000     Time Warner Telecom, Inc., 10.125%
                   senior notes, due 2/1/11 .................          9,178,875

                                                                      17,207,875

Telephone - Integrated - 0.3%
  22,390,000     Level 3 Communications, Inc., 11.00%
                   senior notes, due 3/15/08 ................         15,393,125

Web Hosting/Design - 0.5%
  32,080,000     Exodus Communications, Inc., 11.625%
                   senior notes, due 7/15/10 ................         25,343,200

Wireless Equipment - 0.2%
   5,275,000     American Tower Corp., 9.375%
                   senior notes, due 2/1/09+ ................          5,261,813
   5,250,000     SBA Communications Corp., 10.25%
                   senior notes, due 2/1/09+ ................          5,197,500

                                                                      10,459,313
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $221,232,811) ...................        213,437,025
--------------------------------------------------------------------------------
Repurchase Agreement - 4.7%
 214,500,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $214,527,647
                   collateralized by $736,050,652 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with
                   a value of $218,790,102
                   (cost $214,500,000) ......................        214,500,000
--------------------------------------------------------------------------------
Time Deposit - 2.4%
                 SouthTrust Bank EDT
$111,500,000       4.6875%, 5/1/01 (cost $111,500,000) ......    $   111,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.4%
                 Fannie Mae
 100,000,000       4.34%, 9/11/01 ...........................         98,500,000
                 Federal Farm Credit Bank
  72,000,000       5.75%, 7/6/01 ............................         71,460,000
                 Federal Home Loan Bank System
  50,000,000       4.45%, 7/9/01 ............................         49,625,000
                 Freddie Mac
  30,000,000       4.27%, 9/26/01 ...........................         29,475,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $248,684,520) ..........        249,060,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,120,299,489) - 99.9% .......      4,608,830,472
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%          5,715,466
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,614,545,938
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                               0%          $       648,732
Finland                                            3.4%              157,511,450
Israel                                             1.0%               44,356,195
Japan                                              2.0%               93,675,793
Mexico                                             1.4%               61,775,742
Netherlands                                        2.3%              105,834,764
United Kingdom                                     2.5%              115,856,717
United States++                                   87.4%            4,029,171,079
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,608,830,472

++Includes Short-Term Securities (74.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/14/01             1,000,000     $    1,430,800    $       35,200
British Pound 8/10/01             3,233,000          4,615,431            14,548
British Pound 10/26/01            9,300,000         13,253,430            40,920
British Pound 11/2/01             6,500,000          9,261,850            60,450
British Pound 11/9/01             3,900,000          5,556,330           (1,560)
Euro 5/7/01                      51,000,000         45,272,700       (1,642,200)
Euro 5/14/01                     24,900,000         22,101,240         1,108,050
Euro 10/26/01                     8,000,000          7,084,000            68,000
Euro 11/2/01                      3,400,000          3,010,700             4,760
Euro 11/9/01                     12,000,000         10,626,000           222,560
Japanese Yen 10/26/01         1,800,000,000         14,864,142           201,654
Japanese Yen 11/9/01          8,100,000,000         66,999,236         5,460,642
--------------------------------------------------------------------------------
Total                                           $  204,075,859    $    5,573,024

See Notes to Schedule of Investments.

4  Janus Olympus Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  4,120,299

Investments at value                                                $  4,608,830
  Cash                                                                     3,931
  Receivables:
    Investments sold                                                      13,642
    Fund shares sold                                                       4,549
    Dividends                                                              1,039
    Interest                                                               4,467
  Other assets                                                                10
  Forward currency contracts                                               5,573
--------------------------------------------------------------------------------
Total Assets                                                           4,642,041
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 19,599
    Fund shares repurchased                                                3,484
    Advisory fees                                                          2,308
    Transfer agent fees and expenses                                         817
  Accrued expenses                                                         1,287
--------------------------------------------------------------------------------
Total Liabilities                                                         27,495
--------------------------------------------------------------------------------
Net Assets                                                          $  4,614,546
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          137,880

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      33.47
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Olympus Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     29,684
  Dividends                                                                8,317
  Foreign tax withheld                                                     (234)
--------------------------------------------------------------------------------
Total Investment Income                                                   37,767
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           18,438
  Transfer agent fees and expenses                                         6,306
  Registration fees                                                           48
  Postage and mailing expenses                                               458
  Custodian fees                                                             184
  Printing expenses                                                          412
  Audit fees                                                                  16
  Trustees' fees and expenses                                                 11
  Other expenses                                                              31
--------------------------------------------------------------------------------
Total Expenses                                                            25,904
Expense and Fee Offsets                                                    (578)
Net Expenses                                                              25,326
Net Investment Income/(Loss)                                              12,441
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (945,297)
  Net realized gain/(loss) from foreign currency transactions            (2,862)
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (1,524,978)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (2,473,137)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(2,460,696)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Olympus Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     12,441   $     38,480
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (948,159)         47,840
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (1,524,978)        713,582
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (2,460,696)        799,902
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (34,686)        (1,436)
  Net realized gain from investment transactions*                    (57,716)      (186,982)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (92,402)      (188,418)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         502,764      6,368,837
  Reinvested dividends and distributions                               89,940        184,388
  Shares repurchased                                              (1,120,844)    (3,356,373)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (528,140)      3,196,852
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (3,081,238)      3,808,336
Net Assets:
  Beginning of period                                               7,695,784      3,887,448
--------------------------------------------------------------------------------------------
  End of period                                                  $  4,614,546   $  7,695,784
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  5,083,995   $  5,612,135
  Accumulated net investment income/(loss)*                             9,841         32,086
  Accumulated net realized gain/(loss) from investments*            (973,391)         32,484
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     494,101      2,019,079
--------------------------------------------------------------------------------------------
                                                                 $  4,614,546   $  7,695,784
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          13,009        116,154
  Reinvested distributions                                              2,081          3,738
--------------------------------------------------------------------------------------------
Total                                                                  15,090        119,892
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (29,613)       (62,618)
Net Increase/(Decrease) in Fund Shares                               (14,523)         57,274
Shares Outstanding, Beginning of Period                               152,403         95,129
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     137,880        152,403
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  2,679,833   $  7,902,177
  Proceeds from sales of securities                                 2,887,644      5,359,297
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Olympus Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year
or period ended October 31                       2001          2000            1999          1998          1997          1996(1)
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period          $    50.50    $    40.87      $    21.70    $    18.41    $    14.86    $    12.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .09           .21             .02            --           .04           .13
  Net gains on securities (both realized
    and unrealized)                              (16.50)         11.21           19.15          4.05          3.64          2.73
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (16.41)         11.42           19.17          4.05          3.68          2.86
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.23)         (.01)              --            --         (.13)            --
  Dividends (in excess of net
    investment income)                                --            --              --         (.04)            --            --
  Distributions (from capital gains)               (.39)        (1.78)              --         (.72)            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.62)        (1.79)              --         (.76)         (.13)            --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    33.47    $    50.50      $    40.87    $    21.70    $    18.41    $    14.86
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                   (32.78)%        28.05%          88.34%        23.10%        24.98%        23.83%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $4,614,546    $7,695,784      $3,887,448    $  947,494    $  615,651    $  432,375
Average Net Assets for the Period
  (in thousands)                              $5,720,269    $7,594,158      $2,268,894    $  774,434    $  517,424    $  276,006
Ratio of Gross Expenses to
  Average Net Assets**(2)                          0.91%         0.91%           0.95%         1.01%         1.06%         1.17%
Ratio of Net Expenses to
  Average Net Assets**(2)                          0.89%         0.90%           0.93%         0.98%         1.03%         1.15%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                             0.44%         0.51%           0.06%       (0.21)%         0.26%         1.64%
Portfolio Turnover Rate**                           108%           96%             91%          123%          244%          303%

(1)  Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Olympus Fund  April 30, 2001

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects curent rate which may step up at a future date.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                           Janus Olympus Fund  April 30, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Olympus Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Olympus Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                          Janus Olympus Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                $23,376                $17,536          $884,243
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $4,206,982,780    $714,460,324     $(312,612,632)   $401,847,692
--------------------------------------------------------------------------------

12  Janus Olympus Fund  April 30, 2001

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                                          Janus Olympus Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Olympus Fund  April 30, 2001

Notes

                                          Janus Olympus Fund  April 30, 2001  15

Notes

16  Janus Olympus Fund  April 30, 2001

Notes

                                          Janus Olympus Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

                                                                     OLY56-06/01